Accounts Receivable, Net	12 Months Ended
Dec. 31, 2021
Credit Loss, Additional Improvements [Abstract]
Accounts receivable, net
4.	Accounts receivable, net

Accounts receivable, net, consist of the following:

	As of December 31,
	2020	2021
	USD	USD
Accounts receivable associated with loan recommendation services	$1,018,066	$11,594
Accounts receivable associated with prepaid payment network services	203,778	447,010
Less: Allowance for doubtful debts	-	(54,896)
Accounts receivable, net	$1,221,844	$403,708

The Company’s accounts receivable includes service fees generated through providing loan recommendation and prepaid payment network services to customers. As of December 31, 2021 and 2020, the Company had accounts receivable balance of $403,708 and $1,221,844, respectively. The allowance for doubtful accounts were $54,896 and nil as of December 31, 2021 and 2020.